                                                                               .
                                                                               .
                                                                               .


[AIM INVESTMENTS LOGO APPEARS HERE]

                                                               FOUR EASY WAYS TO VOTE YOUR PROXY
                                       -------------------------------------------------------------------------------
                                       INTERNET:  Go to www.aiminvestments.com/proxy and follow the online directions.

                                       TELEPHONE: Call [1-800-690-6903] and follow the simple instructions.

                                       MAIL:      Vote, sign, date and return your proxy by mail.

                                       IN PERSON: Vote at the Special Meeting of Shareholders.

                                       IF YOU VOTE BY INTERNET, TELEPHONE OR IN PERSON DO NOT MAIL YOUR PROXY.
                                       -------------------------------------------------------------------------------


         999 999 999 999 99

AIM CORE STOCK FUND (THE "FUND")                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM COMBINATION STOCK & BOND FUNDS ("TRUST")              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                                  HELD JUNE 28, 2005

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Ofelia M. Mayo and Sidney M. Dilgren each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on June 28, 2005, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                NOTE: IF YOU VOTE BY TELEPHONE OR ON THE
                                      INTERNET, PLEASE DO NOT RETURN YOUR PROXY
                                      CARD.

                                      PROXY MUST BE SIGNED AND DATED BELOW.


                                Dated                2005
                                     ----------------

                                ------------------------------------------------


                                ------------------------------------------------
                                Signature(s) (if held jointly) (SIGN IN THE BOX)

                                NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                            PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE [X] INK OR NUMBER 2 PENCIL.
                            PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL AS PROPOSED BY THE TRUST.

                                                                                       FOR         AGAINST        ABSTAIN
1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which       [ ]           [ ]            [ ]
   all of the assets of AIM Core Stock Fund (the "Fund"), an investment portfolio of AIM Combination Stock & Bond Funds ("Trust"), will be transferred to AIM Diversified Dividend Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying
   Fund to shareholders of the corresponding class of shares of the Fund.


PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


              PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN
                          IT IN THE ENCLOSED ENVELOPE.

(AIM INVESTMENTS LOGO)

                                       -------------------------------------------------------------------------------
                                                           FOUR EASY WAYS TO VOTE YOUR PROXY

                                       INTERNET:  Go to www.aiminvestments.com/proxy and follow the online directions.

                                       TELEPHONE: Call [1-800-690-6903] and follow the simple instructions.

                                       MAIL:      Vote, sign, date and return your proxy by mail.

                                       IN PERSON: Vote at the Special Meeting of Shareholders.

                                       IF YOU VOTE BY INTERNET, TELEPHONE OR IN PERSON DO NOT MAIL YOUR PROXY.
                                       -------------------------------------------------------------------------------


             999 999 999 999 99

                                                         PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AIM DENT DEMOGRAPHIC TRENDS FUND (THE "FUND")                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
AN INVESTMENT PORTFOLIO OF AIM EQUITY FUNDS ("TRUST")                                       HELD JUNE 28, 2005

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Ofelia M. Mayo and Sidney M. Dilgren each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on June 28, 2005, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                               NOTE: IF YOU VOTE BY TELEPHONE OR ON THE
                                     INTERNET, PLEASE DO NOT RETURN YOUR PROXY
                                     CARD.

                                     PROXY MUST BE SIGNED AND DATED BELOW.


                               Dated                      2005
                                     --------------------

                               -------------------------------------------------


                               -------------------------------------------------
                               Signature(s) (if held jointly)  (SIGN IN THE BOX)

                                NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                            PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE [X] INK OR NUMBER 2 PENCIL.
                            PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL AS PROPOSED BY THE TRUST.

                                                                                       FOR     AGAINST    ABSTAIN

1. Approve a Plan of Reorganization (the "Plan") under which all of the assets         [ ]       [ ]        [ ]
   of AIM Dent Demographic Trends Fund (the "Fund"), an investment portfolio of
   AIM Equity Funds, will be transferred to AIM Weingarten Fund ("Buying Fund"), which is also an investment portfolio of AIM Equity Funds ("Trust"). Buying
   Fund will assume the liabilities of the Fund and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.




PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.




              PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN
                          IT IN THE ENCLOSED ENVELOPE.

(AIM INVESTMENTS LOGO)

                                                               FOUR EASY WAYS TO VOTE YOUR PROXY
                                       -------------------------------------------------------------------------------
                                       INTERNET:  Go to www.aiminvestments.com/proxy and follow the online directions.

                                       TELEPHONE: Call [1-800-690-6903] and follow the simple instructions.

                                       MAIL:      Vote, sign, date and return your proxy by mail.

                                       IN PERSON: Vote at the Special Meeting of Shareholders.

                                       IF YOU VOTE BY INTERNET, TELEPHONE OR IN PERSON DO NOT MAIL YOUR PROXY.
                                       -------------------------------------------------------------------------------


         999 999 999 999 99

AIM EMERGING GROWTH FUND (THE "FUND")                                         PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM EQUITY FUNDS ("AEF")                                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                                  HELD JUNE 28, 2005

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Ofelia M. Mayo and Sidney M. Dilgren each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on June 28, 2005, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                NOTE: IF YOU VOTE BY TELEPHONE OR ON THE
                                      INTERNET, PLEASE DO NOT RETURN YOUR PROXY
                                      CARD.

                                      PROXY MUST BE SIGNED AND DATED BELOW.


                                Dated                2005
                                     ----------------

                                ------------------------------------------------


                                ------------------------------------------------
                                Signature(s) (if held jointly) (SIGN IN THE BOX)

                                NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                            PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE [X] INK OR NUMBER 2 PENCIL.
                            PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL AS PROPOSED BY AEF.

                                                                                       FOR         AGAINST        ABSTAIN
1. Approve A Plan of Reorganization (the "Plan") under which all of the                [ ]           [ ]            [ ]
   assets of AIM Emerging Growth Fund (the "Fund"), an investment portfolio of AIM Equity Funds ("AEF"), will be transferred to AIM Aggressive Growth
   Fund ("Buying Fund"), which is also an investment portfolio of AEF. Buying
   Fund will assume the liabilities of the Fund and AEF will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.


PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


              PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN
                          IT IN THE ENCLOSED ENVELOPE.

(AIM INVESTMENTS LOGO)

                                       -------------------------------------------------------------------------------
                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                       INTERNET:  Go to www.aiminvestments.com/proxy and follow the online directions.

                                       TELEPHONE: Call [1-800-690-6903] and follow the simple instructions.

                                       MAIL:      Vote, sign, date and return your proxy by mail.

                                       IN PERSON: Vote at the Special Meeting of Shareholders.

                                       IF YOU VOTE BY INTERNET, TELEPHONE OR IN PERSON DO NOT MAIL YOUR PROXY.
                                       -------------------------------------------------------------------------------


            999 999 999 999 99

AIM LIBRA FUND (THE "FUND")                                     PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM INVESTMENT FUNDS                       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
("COMPANY")                                                                                        HELD JUNE 28, 2005

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Ofelia M. Mayo and Sidney M. Dilgren each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on June 28, 2005, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                NOTE: IF YOU VOTE BY TELEPHONE OR ON THE
                                      INTERNET, PLEASE DO NOT RETURN YOUR PROXY
                                      CARD.

                                      PROXY MUST BE SIGNED AND DATED BELOW.


                                Dated                      2005
                                      --------------------

                                ------------------------------------------------


                                ------------------------------------------------
                                Signature(s) (if held jointly) (SIGN IN THE BOX)

                                NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                            PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE [X] INK OR NUMBER 2 PENCIL.
                            PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL AS PROPOSED BY THE COMPANY.

                                                                                     FOR      AGAINST     ABSTAIN

1. Approved an Agreement and Plan of Reorganization (the "Agreement") under          [ ]        [ ]         [ ]
   which all of the assets of AIM Libra Fund (the "Fund"), an investment portfolio of AIM Investment Funds ("Company"), will be transferred to AIM
   Aggressive Growth Fund ("Buying Fund"), an investment portfolio of AIM Equity
   Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund and
   Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.




PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.




              PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN
                          IT IN THE ENCLOSED ENVELOPE.

(AIM INVESTMENTS LOGO)

                                                                  FOUR EASY WAYS TO VOTE YOUR PROXY
                                       -------------------------------------------------------------------------------
                                       INTERNET:  Go to www.aiminvestments.com/proxy and follow the online directions.

                                       TELEPHONE: Call [1-800-690-6903] and follow the simple instructions.

                                       MAIL:      Vote, sign, date and return your proxy by mail.

                                       IN PERSON: Vote at the Special Meeting of Shareholders.

                                       IF YOU VOTE BY INTERNET, TELEPHONE OR IN PERSON DO NOT MAIL YOUR PROXY.
                                       -------------------------------------------------------------------------------


         999 999 999 999 99

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AIM MID CAP STOCK FUND (THE "FUND")                                                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
AN INVESTMENT PORTFOLIO OF AIM STOCK FUNDS ("TRUST")                                                              HELD JUNE 28, 2005

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Ofelia M. Mayo and Sidney M. Dilgren each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on June 28, 2005, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                NOTE:  IF YOU VOTE BY TELEPHONE OR ON THE
                                       INTERNET, PLEASE DO NOT RETURN YOUR PROXY
                                       CARD.

                                       PROXY MUST BE SIGNED AND DATED BELOW.


                                Dated                 2005
                                      ---------------

                                ------------------------------------------------


                                ------------------------------------------------
                                Signature(s) (if held jointly) (SIGN IN THE BOX)

                                NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                            PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE [X] INK OR NUMBER 2 PENCIL.
                            PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL AS PROPOSED BY THE TRUST.

                                                                                       FOR         AGAINST        ABSTAIN
1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which       [ ]           [ ]            [ ]
   all of the assets of AIM Mid Cap Stock Fund (the "Fund"), an investment portfolio of AIM Stock Funds ("Trust"), will be transferred to AIM Capital
   Development Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds
   ("Buyer"). Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.


PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


              PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN
                          IT IN THE ENCLOSED ENVELOPE.